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                                  EXHIBIT 10.8
            EMPLOYMENT AGREEMENT BETWEEN CENTRAL FEDERAL SAVINGS AND
             LOAN ASSOCIATION OF WELLSVILLE AND CHARLES O. STANDLEY



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                                  EXHIBIT 10.8

         Mr.Standley's Employment Agreement is the same as the Employment Agreement in Exhibit 10.5, which is incorporated herein by reference except as to: (i) the name of the signatory, which is Charles O. Standley; (ii) the position in Section 1, which is Vice President of Commercial and Consumer Lending; (iii) the signatory for the Company, which is William R. Williams; (iv) the guarantor for the Company, which is William R. Williams; and (v) the amount of the base salary in Section 3(a), which is $86,273.